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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of Infogrames, Inc. on Form S-8 of our report dated August 24, 2001 (September 14, 2001 as to Note 3(d)) appearing in this Annual Report Form 10K/A of
Infogrames, Inc. for the year ended June 30, 2001.

New York, New York
February 28, 2002

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